EXHIBIT 99.1

1606 Corp. Applauds RedChip’s Launch of RedChat, Validating the Success and Impact

of our Own AI-Driven IR Chatbot

Seattle, WA— 1606 Corp. (February 11, 2025) (OTC Pink: CBDW)., a pioneer in AI-powered IR, is thrilled to see the growing validation of chatbot technology in the small-cap investment space following the recent launch of RedChat by RedChip Companies. RedChip’s introduction of RedChat, an AI-powered tool designed to provide instant insights into microcap and small-cap stocks, mirrors our own successful deployment of a similar chatbot over a year ago, further cementing the efficacy and demand for AI-driven investment research solutions.

“RedChip’s RedChat launch further underscores the growing recognition of AI chatbots as indispensable tools for investors. This development validates the vision we had for our chatbot over a year ago, and we're excited to see the market embrace these innovations,” said Austen Lambrecht, CEO of 1606 Corp. “The fact that an industry leader like RedChip is now offering this technology reaffirms our commitment to enhancing the investment process with powerful AI tools.”

1606 Corp. launched its own AI-powered chatbot in early 2024, providing investors with deep insights into thousands of publicly traded companies using real-time access to financial filings, press releases, and corporate disclosures. With more than a year of operational success, 1606 Corp.'s chatbot has demonstrated how AI can seamlessly integrate into the investment research.

RedChip's RedChat: A Key Milestone for AI in the Investment World

The launch of RedChat signifies a key milestone for AI-powered investment research tools, offering real-time, data-driven insights into over 2,000 small-cap and microcap stocks, including companies like ConnectM Technology Solutions, Gorilla Technology, and Bullfrog AI. The chatbot's ability to deliver comprehensive, accurate answers to complex queries from SEC filings and press releases highlights a growing shift toward AI automation in financial analysis.

However, 1606 Corp. had already pioneered this trend with its own AI chatbot, which has been live for nearly a year. The Company’s chatbot has successfully empowered thousands of investors by automating time-consuming research tasks and delivering high-quality insights. Through a unique combination of machine learning algorithms and natural language processing, the chatbot has become a trusted tool for investors seeking up-to-the-minute, data-backed information.

Redefining the Investment Research Process

For small-cap investors, access to reliable and actionable information can be a challenge. Traditional research methods often require time-consuming manual searches through filings and news sources. 1606 Corp.'s chatbot was designed to simplify this process, allowing users to quickly ask specific questions—such as "What are the key financial metrics for Company X?" or "Has Company Y announced any partnerships this quarter?"—and receive clear, concise answers based on official company disclosures. 1606 Corp. built this proprietary AI bot using Microsoft’s Azure and Copilot, as well as integrating Chat GPT. The technology behind this IR Chatbot is fully owned by 1606 Corp.

“We’ve seen firsthand the dramatic impact that an AI-powered research assistant can have on an investor’s ability to make informed decisions quickly,” said Lambrecht. “Our chatbot has proven that AI is not only feasible but essential for modern investors who need efficiency and precision. RedChip’s launch validates this approach, confirming that AI is not just a trend, but a transformative force in the investment community.”

1

Contact Us for Your Own IRChatBot powered by AI

Are you looking to enhance your investor relations and provide your shareholders with instant, data-driven insights? Or are you an IR firm looking to add value to the companies you represent. 1606 Corp. can help. Contact us today to learn how our AI-powered chatbot can streamline your research process and elevate your company's communication strategy. Send an email to austen@1606corp.com and visit cbdw.ai to test the bot.

About 1606 Corp.

1606 Corp. stands at the forefront of technological innovation, particularly in AI Chatbots. Our mission is to revolutionize customer service, addressing the most significant challenges faced by consumers in the digital marketplace. We are dedicated to transforming the IR industry through cutting-edge AI centric solutions, ensuring a seamless and efficient customer experience. As a visionary enterprise, 1606 Corp. equips businesses with the advanced tools they need to excel in the competitive digital landscape. Our commitment to innovation and quality positions us as a leader in the field, driving the industry forward and setting new benchmarks for success and customer satisfaction.

For more information, please visit cbdw.ai.

Industry Information

The global AI market, valued at $428 billion in 2022, is anticipated to reach $2.25 trillion by 2030, with a compound annual growth rate (CAGR) ranging from 33.2% to 38.1%. The sector is expected to employ 97 million individuals by 2025, reflecting its expansive and significant impact. This potential growth presents a compelling opportunity for investors and industry professionals interested in the AI sector.

Forward-Looking Statements

This press release contains “forward-looking statements” that include statements regarding expected financial performance and growth information relating to future events. Forward-looking statements include statements with respect to beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond the control of the Company and its officers and managers, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, that performance or those results will be achieved. Forward-looking statements are based on information available at the time they are made and/or management’s good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in, or suggested by, the forward-looking statements. Important factors that could cause these differences include, but are not limited to; inability to gain or maintain licenses, reliance on unaudited statements, the Company’s need for additional funding, governmental regulation of the cannabis industry, the impact of competitive products and pricing, the demand for the Company’s products, and other risks that are detailed from time-to-time in the Company’s filings with the United States Securities and Exchange Commission. All statements other than statements of historical fact are statements that could be forward-looking statements. You can typically identify these forward-looking statements through use of words such as “may,” “will,” “can” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential,” and other similar words and expressions of the future. The Company expresses its expectations, beliefs and projections in good faith and believes that its expectations reflected in these forward-looking statements are based on reasonable assumptions. However, there is no assurance that these expectations, beliefs and projections will prove to have been correct. Such statements reflect the current views of the Company with respect to its operations and future events, and are subject to certain risks, uncertainties and assumptions relating to its proposed operations, including the risk factors set forth herein. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the Company’s actual results may vary significantly from those intended, anticipated, believed, estimated, expected or planned. In light of these risks, uncertainties and assumptions, any favorable forward-looking events discussed herein might not be realized and occur. The Company has no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed description of the risk factors and uncertainties affecting GPO Plus, Inc. GPOX, please refer to the Company’s recent Securities and Exchange Commission filings, which are available at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Company Contact:

Austen Lambrecht

CEO, 1606 Corp.

austen@1606corp.com

cbdw.ai

2